Exhibit 99.1

CoBiz Inc. Reports 32% Diluted EPS Growth for the Second Quarter 2006

Denver, CO —  CoBiz Inc. (Nasdaq: COBZ), a financial services holding company with $2.1 billion in assets, reported second quarter 2006 diluted EPS of $.25, an increase of 32% from second quarter 2005 diluted EPS of $.19.  For the first half of 2006, diluted EPS reached $.48, up from $.40 reported in the year-earlier period.  Return on average equity was 16.3% for the current quarter versus 14.0% a year earlier, and 15.8% year-to-date versus 14.9% in the prior year’s period.  Return on average assets was 1.15% for the current quarter versus 1.00% a year earlier, and 1.12% year-to-date versus 1.06% in the prior year’s period.

Second Quarter 2006 Highlights
(Compared with one year ago)

•             Net interest income grew 14.0%

•             Non-interest income increased 35.2%

•             Average loans and deposits were up 20.9% and 14.6%, respectively

•             Credit quality remains strong with .04% nonperforming assets to total assets

“We are very pleased with the performance of our company during the second quarter,” said Chairman and CEO Steve Bangert.  “The momentum of both our core banking business and our fee-based companies together with continued excellent credit quality is very encouraging as we enter the second half of 2006.”

Net Interest Income & Margin

Net interest income for the second quarter of 2006 increased to $19.6 million, up $2.4 million or 14.0% over the second quarter of 2005.  Year-to-date, net interest income for 2006 was $38.4 million, up $4.5 million or 13.2% over the same period last year.  This was primarily attributable to a stable net interest margin and an increase in average earnings assets of 13.5% during the first half of 2006.

The net interest margin remained steady during the second quarter, down two basis points versus the prior year’s quarter (4.20% versus 4.22%) and down one basis point versus the first half of 2005 (4.22% versus 4.23%).

“A flat or slightly inverted yield curve is obviously a tough environment for commercial banks and CoBiz is no exception to that,” commented Bangert.  “However, I am pleased that our margin has remained stable during the past year, fluctuating by only a few basis points.  Even with a static yield curve, I expect our margin to continue to be fairly stable for the remainder of 2006.”

Non-Interest Income

Non-interest income for the second quarter of 2006 increased to $7.2 million, up $1.9 million or 35.2% over the second quarter of 2005.  For the first half of 2006, non-interest income reached $13.6 million, an increase of $1.5 million or 12.7% versus the same period in 2005.  As a percentage of total operating revenue, non-interest income increased to 27.0% in the second quarter of this year versus 23.7% in the second quarter of 2005.

The largest contributor to the second quarter performance was a $1.5 million increase in investment banking income.  The investment advisory and insurance businesses also posted strong results with increases of 7.9% and 11.4%, respectively, versus the second quarter of 2005.

“Our investment banking firm, Green, Manning & Bunch (GMB), finished the second quarter on a strong note,” said Bangert.  “GMB’s Construction Industry Practice represented a leading high-end masonry products manufacturer and distributor in its sale to the largest brick manufacturer in the world.  This transaction sets the tone for what I believe will be a continuation of this success into the third and fourth quarters.”

Operating Expenses

Operating expenses increased $1.9 million or 12.8% over the second quarter of 2005.  For the first half of 2006, operating expenses increased $3.1 million or 10.2%.  The increase in expenses during the second quarter was due to an increase in compensation, primarily from the continued hiring of seasoned bankers, bonuses paid in conjunction with the quarter’s increase in investment banking income, and the impact of expensing stock-based compensation under SFAS 123(R).

The efficiency ratio decreased to 62.7% during the second quarter of 2006 versus 66.2% in the prior year’s quarter.  For the year, the efficiency ratio is 64.2% versus 65.6% in the same period of 2005.

Loans and Deposits

Loan balances finished the second quarter at $1.46 billion, an increase of $258.5 million or 21.6% over balances of $1.20 billion one year ago.  The Arizona franchise grew its loan balances by 37.9% and delivered 53.2% of the total loan growth during this period, while the Colorado franchise grew its loan balances by 14.5% or 46.8% of the total loan growth.  Loan balances grew at a 19.3% annualized pace during the second quarter, with Arizona and Colorado increasing at a 29.7% and 14.1% pace, respectively.

Deposit and customer repurchase balances ended the second quarter at $1.64 billion, an increase of $246.1 million or 17.6% over balances of $1.40 billion one year ago.  The Colorado bank experienced 18.3% deposit growth during the past year, representing 83.6% of the total deposit growth during this period.  The Arizona bank posted 14.7% growth or 16.3% of the total.  Total deposit and customer repurchase balances decreased $13.9 million or 3.4% annualized during the second quarter, primarily due to decreases in the Arizona market.  Similar to the first quarter of 2006, core deposit balance volatility was higher than normal during the quarter with, for example, one account decreasing by $18.3 million on the final day of June.

“I am very encouraged by the loan growth numbers posted during the second quarter, particularly from our Colorado franchise,” stated Bangert.  “Our Arizona bank has long experienced solid growth in concert with the strong economy in that state, and it is gratifying to see the Colorado bank come on strong as well.”

Credit Quality

Credit quality continued to be strong at the end of the second quarter with nonperforming assets to total assets of four basis points (0.04%), unchanged from the prior year’s second quarter.  The allowance for loan and credit losses increased to $17.8 million at quarter-end, up $2.2 million from last year’s $15.6 million allowance.

Earnings Conference Call

In conjunction with this earnings release, you are invited to listen to the company’s conference call on Friday, July 21, 2006 at 11:00 am ET with Steve Bangert, CoBiz chairman and CEO. The call can be accessed over the Internet at http://www.videonewswire.com/event.asp?id=34603 or by telephone at 800.473.1292 (1.973.409.9262 for international callers).

Contact Information

CoBiz Inc.
Lyne Andrich 303.312.3458
Sue Hermann 303.312.3488

About CoBiz Inc.

CoBiz Inc. (www.cobizinc.com) is a $2.1 billion financial holding company headquartered in Denver. The company operates Colorado Business Bank and Arizona Business Bank, full-service commercial banking institutions that offer a broad range of sophisticated banking services — including credit, treasury management, investment and deposit products — to a targeted customer base of professionals and small to mid-sized businesses. CoBiz also offers trust and fiduciary services through CoBiz Private Asset Management; property and casualty insurance brokerage and risk management consulting services through CoBiz Insurance; investment banking services through Green Manning & Bunch; the management of stock and bond portfolios for individuals and institutions through Alexander Capital Management Group; and employee and executive benefits consulting and wealth transfer services through Financial Designs.

Forward-looking Information

This release contains forward-looking statements that describe CoBiz’s future plans, strategies and expectations. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements speak only as of the date they are made. Such risks and uncertainties include, among other things:

•                  Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent 10-K.

•                  Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•                  Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•                  Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and leases and related expenses.

•                  Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•                  Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•                  The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•                  Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.

•                  Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.

•                  Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers’ businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands, except per share amounts)

	Quarter Ended		Six Months Ended
	JUN 2006	JUN 2005	JUN 2006	JUN 2005
INCOME STATEMENT DATA
Interest Income	$33,218	$24,622	$63,940	$47,692
Interest Expense	13,656	7,464	25,519	13,738
NET INTEREST INCOME BEFORE PROVISION	19,562	17,158	38,421	33,954
Provision for Credit Losses	687	660	1,087	1,095
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	18,875	16,498	37,334	32,859
Noninterest Income	7,219	5,341	13,559	12,034
Noninterest Expense	16,812	14,898	33,418	30,314
INCOME BEFORE INCOME TAXES	9,282	6,941	17,475	14,579
Provision for Income Taxes	3,476	2,536	6,389	5,347
NET INCOME	$5,806	$4,405	$11,086	$9,232

EARNINGS PER COMMON SHARE
BASIC	$0.26	$0.20	$0.49	$0.42
DILUTED	$0.25	$0.19	$0.48	$0.40
WEIGHTED AVERAGE SHARES OUTSTANDING
BASIC	22,518	22,162	22,448	22,094
DILUTED	23,315	23,025	23,263	23,075

COMMON SHARES OUTSTANDING AT PERIOD END			22,555	22,210
BOOK VALUE PER SHARE - COMMON			$6.44	$5.86

PERIOD END BALANCES
Total Assets			$2,095,163	$1,791,390
Loans (net)			1,438,017	1,181,146
Goodwill and Intangible Assets			41,781	41,765
Deposits			1,408,854	1,269,406
Junior Subordinated Debentures			72,166	51,547
Common Shareholders’ Equity			145,149	130,102
Interest-Earning Assets			1,930,575	1,660,301
Interest-Bearing Liabilities			1,507,069	1,228,115

BALANCE SHEET AVERAGES
Average Assets			$1,997,402	$1,757,769
Average Loans (net)			1,373,240	1,136,443
Average Deposits			1,355,147	1,185,108
Average Junior Subordinated Debentures			72,166	71,558
Average Common Shareholders’ Equity			141,100	125,161
Average Interest-Earning Assets			1,848,231	1,628,941
Average Interest-Bearing Liabilities			1,413,935	1,243,042

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands, except per share amounts)

	Quarter Ended		Six Months Ended
	JUN 2006	JUN 2005	JUN 2006	JUN 2005
PROFITABILITY MEASURES
Net Interest Margin	4.20%	4.22%	4.22%	4.23%
Efficiency Ratio	62.69%	66.18%	64.24%	65.64%
Return on Average Assets	1.15%	1.00%	1.12%	1.06%
Return on Average Common Shareholders’ Equity	16.25%	13.98%	15.84%	14.87%
Noninterest Income as a Percentage of Operating Revenues	26.96%	23.74%	26.09%	26.17%

CREDIT QUALITY
Nonperforming Loans
Loans 90 days or more past due and still accruing interest			$175	$—
Nonaccrual Loans			686	678
Total Nonperforming loans			$861	$678
Repossessed Assets			—	6
Total Nonperforming Assets			$861	$684

Charge-offs			(252)	(539)
Recoveries			104	378
Net Charge-Offs			$(148)	$(161)

ASSET QUALITY MEASURES
Nonperforming Assets to Total Assets			0.04%	0.04%
Nonperforming Loans to Total Loans			0.06%	0.06%
Allowance for Loan and Credit Losses to Total Loans			1.23%	1.30%
Allowance for Loan and Credit Losses to Nonperforming Loans			2072.59%	2302.06%

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands)

	Colorado	Arizona	Investment	Investment		Corporate
	Business	Business	Banking	Advisory		Support and
	Bank	Bank	Services	and Trust	Insurance	Other	Consolidated
Net interest income
Quarter ended June 30, 2006	$13,999	$6,852	$7	$6	$2	$(1,304)	$19,562
Quarter ended March 31, 2006	13,513	6,525	8	5	6	(1,198)	18,859
Annualized quarterly growth	14.4%	20.1%	(50.1)%	80.2%	(267.4)%	35.5%	15.0%

Quarter ended June 30, 2005	$13,309	$4,961	$4	$4	$1	$(1,121)	$17,158
Annual growth	5.2%	38.1%	75.0%	50.0%	100.0%	(16.3)%	14.0%

Noninterest income
Quarter ended June 30, 2006	$1,135	$361	$1,908	$1,042	$2,766	$7	$7,219
Quarter ended March 31, 2006	990	359	1,147	982	2,797	$65	6,340
Annualized quarterly growth	58.7%	2.2%	266.1%	24.5%	(4.4)%	(357.9)%	55.6%

Quarter ended June 30, 2005	$1,163	$336	$391	$966	$2,483	$2	$5,341
Annual growth	(2.4)%	7.4%	388.0%	7.9%	11.4%	250.0%	35.2%

Net income
Quarter ended June 30, 2006	$4,583	$2,101	$317	$25	$(14)	$(1,206)	$5,806
Quarter ended March 31, 2006	4,355	1,675	139	53	71	(1,013)	5,280
Annualized quarterly growth	21.0%	102.0%	513.6%	(211.9)%	(480.2)%	76.6%	40.0%

Quarter ended June 30, 2005	$4,545	$1,036	$(158)	$26	$24	$(1,068)	$4,405
Annual growth	.8%	102.8%	300.6%	(3.8)%	(158.3)%	(12.9)%	31.8%

Earnings Per Share (Diluted)
Quarter ended June 30, 2006	$0.20	$0.09	$0.01	$—	$—	$(0.05)	$0.25
Quarter ended March 31, 2006	0.19	0.07	0.01	—	—	(0.04)	0.23
Annualized quarterly growth	21.1%	114.6%	.0%	—	—	100.3%	34.9%

Quarter ended June 30, 2005	$0.20	$0.05	$(0.01)	$—	$—	$(0.05)	$0.19
Annual growth	.0%	80.0%	200.0%	.0%	.0%	.0%	31.6%

	Colorado	Arizona	Investment	Investment		Corporate
	Business	Business	Banking	Advisory		Support and
	Bank	Bank	Services	and Trust	Insurance	Other	Consolidated
Total loans
At June 30, 2006	$954,389	$500,879	$—	$—	$—	$17	$1,455,285
At March 31, 2006	921,964	466,396	—	—	—	33	1,388,393
Annualized quarterly growth	14.1%	29.7%	—	—	—	(194.5)%	19.3%

At June 30, 2005	$833,299	$363,336	$—	$—	$—	$119	$1,196,754
Annual growth	14.5%	37.9%	.0%	.0%	.0%	(85.7)%	21.6%

Total deposits and customer repurchase agreements
At June 30, 2006	$1,332,349	$311,744	$—	$891	$—	$—	$1,644,984
At March 31, 2006	1,332,115	325,842	—	945	—	—	1,658,902
Annualized quarterly growth	.1%	(17.4)%	—	(22.9)%	—	—	(3.4)%

At June 30, 2005	$1,126,584	$271,673	$—	$581	$—	$—	$1,398,838
Annual growth	18.3%	14.7%	.0%	53.4%	.0%	.0%	17.6%

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands)

	For the Quarter ended June 30, 2006
	Colorado	Arizona	Investment	Investment		Corporate
	Business	Business	Banking	Advisory		Support and
	Bank	Bank	Services	and Trust	Insurance	Other	Consolidated
Income Statement
Total interest income	$24,417	$8,749	$7	$6	$2	$37	$33,218
Total interest expense	10,418	1,897	—	—	—	1,341	13,656
Net interest income	13,999	6,852	7	6	2	(1,304)	19,562
Provision for credit losses	722	(35)	—	—	—	—	687
Net interest income after provision for credit losses	13,277	6,887	7	6	2	(1,304)	18,875
Noninterest income	1,135	361	1,908	1,042	2,766	7	7,219
Noninterest expense and minority interest	2,594	2,210	1,324	925	2,634	7,125	16,812
Income before income taxes	11,818	5,038	591	123	134	(8,422)	9,282
Provision for income taxes	4,454	1,908	235	53	67	(3,241)	3,476
Net income before management fees and overhead allocations	$7,364	$3,130	$356	$70	$67	$(5,181)	$5,806
Management fees and overhead allocations, net of tax	2,781	1,029	39	45	81	(3,975)	—
Net income	$4,583	$2,101	$317	$25	$(14)	$(1,206)	$5,806

	For the Quarter ended March 31, 2006
	Colorado	Arizona	Investment	Investment		Corporate
	Business	Business	Banking	Advisory		Support and
	Bank	Bank	Services	and Trust	Insurance	Other	Consolidated
Income Statement
Total interest income	$22,407	$8,258	$8	$5	$6	$38	$30,722
Total interest expense	8,894	1,733	—	—	—	1,236	11,863
Net interest income	13,513	6,525	8	5	6	(1,198)	18,859
Provision for credit losses	253	183	—	—	—	(36)	400
Net interest income after provision for credit losses	13,260	6,342	8	5	6	(1,162)	18,459
Noninterest income	990	359	1,147	982	2,797	65	6,340
Noninterest expense and minority interest	2,921	2,363	863	822	2,546	7,091	16,606
Income before income taxes	11,329	4,338	292	165	257	(8,188)	8,193
Provision for income taxes	4,078	1,597	111	64	102	(3,039)	2,913
Net income before management fees and overhead allocations	$7,251	$2,741	$181	$101	$155	$(5,149)	$5,280
Management fees and overhead allocations, net of tax	2,896	1,066	42	48	84	(4,136)	—
Net income	$4,355	$1,675	$139	$53	$71	$(1,013)	$5,280

	For the Quarter ended June 30, 2005
	Colorado	Arizona	Investment	Investment		Corporate
	Business	Business	Banking	Advisory		Support and
	Bank	Bank	Services	and Trust	Insurance	Other	Consolidated
Income Statement
Total interest income	$18,502	$6,075	$4	$4	$1	$36	$24,622
Total interest expense	5,193	1,114	—	—	—	1,157	7,464
Net interest income	13,309	4,961	4	4	1	(1,121)	17,158
Provision for credit losses	350	340	—	—	—	(30)	660
Net interest income after provision for credit losses	12,959	4,621	4	4	1	(1,091)	16,498
Noninterest income	1,163	336	391	966	2,483	2	5,341
Noninterest expense and minority interest	3,298	2,251	598	865	2,335	5,551	14,898
Income before income taxes	10,824	2,706	(203)	105	149	(6,640)	6,941
Provision for income taxes	4,033	1,000	(76)	43	65	(2,529)	2,536
Net income before management fees and overhead allocations	$6,791	$1,706	$(127)	$62	$84	$(4,111)	$4,405
Management fees and overhead allocations, net of tax	2,246	670	31	36	60	(3,043)	—
Net income	$4,545	$1,036	$(158)	$26	$24	$(1,068)	$4,405

CoBiz Inc
June 30, 2006
(unaudited)
(Dollars in thousands)

	Quarter ended June 30,				Six months ended June 30,
			Increase/(decrease)				Increase/(decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
NONINTEREST INCOME
Deposit service charges	$717	$752	$(35)	(5)%	$1,425	$1,472	$(47)	(3)%
Other loan fees	197	207	(10)	(5)%	369	346	23	7%
Investment advisory and trust income	1,042	966	76	8%	2,024	1,969	55	3%
Insurance income	2,766	2,483	283	11%	5,563	5,332	231	4%
Investment banking income	1,908	391	1,517	388%	3,055	1,969	1,086	55%
Other income	589	542	47	9%	1,123	946	177	19%
Total noninterest income	$7,219	$5,341	$1,878	35%	$13,559	$12,034	$1,525	13%

	Quarter ended June 30,				Six months ended June 30,
			Increase/(decrease)				Increase/(decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
NONINTEREST EXPENSES
Salaries and employee benefits	$10,965	$9,268	$1,697	18%	$21,820	$19,346	$2,474	13%
Stock-based compensation	242	—	242	100%	544	—	544	100%
Occupancy expenses, premises and equipment	2,844	2,740	104	4%	5,556	5,367	189	4%
Amortization of intangibles	118	138	(20)	(14)%	238	279	(41)	(15)%
Other operating expenses	2,620	2,743	(123)	(4)%	5,235	5,196	39	1%
Loss on sale of other assets and securities	23	9	14	156%	25	126	(101)	(80)%
Total noninterest expenses	$16,812	$14,898	$1,914	13%	$33,418	$30,314	$3,104	10%

	June 30, 2006		December 31, 2005		June 30, 2005
		% of		% of		% of
	Amount	Portfolio	Amount	Portfolio	Amount	Portfolio
LOANS
Commercial	$423,620	29.5%	$421,497	32.0%	$402,444	34.1%
Real Estate - mortgage	718,099	49.9%	682,503	51.9%	583,690	49.4%
Real Estate - construction	236,952	16.5%	150,680	11.5%	132,845	11.2%
Consumer	62,869	4.4%	65,932	5.0%	64,559	5.5%
Other	13,745	1.0%	12,056	0.9%	13,216	1.1%
Gross loans	1,455,285	101.2%	1,332,668	101.3%	1,196,754	101.3%
Less allowance for loan losses	(17,268)	(1.2)%	(16,906)	(1.3)%	(15,608)	(1.3)%
Net loans	$1,438,017	100.0%	$1,315,762	100.0%	$1,181,146	100.0%

	June 30, 2006		December 31, 2005		June 30, 2005
		% of		% of		% of
	Amount	Portfolio	Amount	Portfolio	Amount	Portfolio
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market accounts	$513,965	31.2%	$502,283	32.5%	$458,261	32.8%
Savings	7,985	0.5%	8,461	0.5%	10,343	0.7%
Certificates of deposits under $100,000	80,500	4.9%	81,336	5.3%	84,566	6.0%
Certificates of deposits $100,000 and over	381,324	23.2%	298,781	19.4%	301,836	21.6%
Total interest-bearing deposits	983,774	59.8%	890,861	57.7%	855,006	61.1%
Noninterest-bearing demand deposits	425,080	25.8%	436,091	28.3%	414,400	29.6%
Customer repurchase agreements	236,130	14.4%	216,725	14.0%	129,432	9.3%
Total deposits and customer repurchase agreements	$1,644,984	100.0%	$1,543,677	100.0%	$1,398,838	100.0%

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands)

	For the three months ended June 30,
	2006			2005
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
	Balance	or paid	or cost	Balance	or paid	or cost
Assets
Federal funds sold and other	$5,795	$96	6.55%	$3,343	$44	5.21%
Investment securities	478,292	5,423	4.49%	482,720	4,479	3.67%
Loans	1,414,269	27,828	7.78%	1,170,091	20,209	6.83%
Allowance for loan losses	(16,923)	—		(15,293)	—
Total interest earning assets	$1,881,433	$33,347	7.01%	$1,640,861	$24,732	5.96%
Noninterest-earning assets
Cash and due from banks	47,977			38,124
Other	103,695			93,107
TOTAL ASSETS	$2,033,105			$1,772,092

Liabilities and Shareholders’ Equity
Deposits
NOW and Money Market Deposits	$526,791	$3,494	2.66%	$450,187	$1,547	1.38%
Savings Deposits	8,106	15	0.74%	10,852	9	0.33%
Certificates of Deposits
Under $100,000	101,372	1,543	6.11%	86,837	590	2.73%
$100,000 and over	330,256	3,042	3.69%	283,000	1,962	2.78%
Total Interest-bearing deposits	$966,525	$8,094	3.36%	$830,876	$4,108	1.98%
Other Borrowings
Securities sold under agreements to repurchase and other short-term borrowings	310,787	3,087	3.93%	255,584	1,514	2.34%
FHLB advances	90,582	1,132	4.94%	84,720	657	3.07%
Junior subordinated debentures	72,166	1,343	7.36%	71,482	1,185	6.56%
Total interest-bearing liabilities	$1,440,060	$13,656	3.78%	$1,242,662	$7,464	2.39%
Noninterest-bearing demand accounts	433,931			390,930
Total deposits and interest-bearing liabilities	1,873,991			1,633,592
Other noninterest-bearing liabilities	15,827			12,106
Total liabilities and preferred securities	1,889,818			1,645,698
Shareholders’ equity	143,287			126,394
Total liabilities and shareholders’ equity	$2,033,105			$1,772,092
Net interest income		$19,691			$17,268
Net interest spread			3.23%			3.57%
Net interest margin			4.20%			4.22%
Ratio of average interest-earning assets to average interest-bearing liabilities	130.65%			132.04%

CoBiz Inc.
June 30, 2006
(unaudited)
(Dollars in thousands)

	For the six months ended June 30,
	2006			2005
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
	Balance	or paid	or cost	Balance	or paid	or cost
Assets
Federal funds sold and other	$5,873	$177	6.08%	$4,076	$119	5.89%
Investment securities	469,118	10,397	4.46%	488,422	9,016	3.72%
Loans	1,390,311	53,620	7.78%	1,151,519	38,779	6.79%
Allowance for loan losses	(17,071)	—		(15,076)	—
Total interest earning assets	$1,848,231	$64,194	7.00%	$1,628,941	$47,914	5.93%
Noninterest-earning assets
Cash and due from banks	47,539			37,475
Other	101,632			91,353
TOTAL ASSETS	$1,997,402			$1,757,769

Liabilities and Shareholders’ Equity
Deposits
NOW and Money Market Deposits	$511,434	$6,424	2.53%	$448,360	$2,766	1.24%
Savings Deposits	8,321	29	0.70%	11,225	19	0.34%
Certificates of Deposits
Under $100,000	90,816	2,463	5.47%	81,496	1,052	2.60%
$100,000 and over	316,878	5,701	3.63%	266,415	3,421	2.59%
Total Interest-bearing deposits	$927,449	$14,617	3.18%	$807,496	$7,258	1.81%
Other Borrowings
Securities sold under agreements to repurchase and other short-term borrowings	318,086	6,045	3.83%	275,423	2,988	2.19%
FHLB advances	96,234	2,273	4.76%	88,565	1,269	2.89%
Junior subordinated debentures	72,166	2,584	7.22%	71,558	2,223	6.26%
Total interest-bearing liabilities	$1,413,935	$25,519	3.64%	$1,243,042	$13,738	2.23%
Noninterest-bearing demand accounts	427,698			377,612
Total deposits and interest-bearing liabilities	1,841,633			1,620,654
Other noninterest-bearing liabilities	14,669			11,954
Total liabilities and preferred securities	1,856,302			1,632,608
Shareholders’ equity	141,100			125,161
Total liabilities and shareholders’ equity	$1,997,402			$1,757,769
Net interest income		$38,675			$34,176
Net interest spread			3.36%			3.70%
Net interest margin			4.22%			4.23%
Ratio of average interest-earning assets to average interest-bearing liabilities	130.72%			131.04%